UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3566

T. Rowe Price Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

Growth & Income Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities endured a roller-coaster ride in 2011 but ended the year with modest gains. Volatility was widespread as the European debt crisis intensified, global economic growth slowed, and politicians engaged in a contentious debate over raising the U.S. debt ceiling. The domestic economy was able to overcome these headwinds and others, and equity markets found support in solid corporate earnings and healthy balance sheets.

As shown in the Performance Comparison table, the Growth & Income Fund returned -5.35% and -0.14%, respectively, for the 6- and 12-month periods ended December 31, 2011. The fund lagged its Lipper peer group by a slim margin and trailed the S&P 500 Index over both periods. Consumer discretionary, consumer staples, and health care were among our strongest sectors for the year, and smaller allocations to utilities and telecommunication services also performed very well. Financials and materials declined by double digits and significantly underperformed the broader market. Security selection detracted from overall results versus the S&P 500 for the year, but our financials and consumer discretionary shares fared relatively well.

On December 12, 2011, your fund’s Board of Directors declared a fourth-quarter dividend of $0.08 per share, contributing to total dividend distributions of $0.23 per share in 2011 (versus $0.195 per share in 2010). The fourth-quarter dividend was paid on December 14, 2011. Shareholders should have received a check or statement reflecting this distribution, as well as a Form 1099-DIV summarizing this information for tax purposes.

ECONOMIC AND MARKET ENVIRONMENT

While U.S. economic growth in 2011 was less than robust, the economy proved far more resilient than many experts had expected. The domestic recovery continued despite multiple shocks, including the politically charged debate over the debt ceiling and subsequent ratings downgrade of U.S. debt, the ongoing debt crisis in Europe, political and social unrest in oil-producing nations in the Middle East and North Africa, and slowing economic growth in China and other key emerging markets. Equity markets, however, found support in a relatively steady stream of solid corporate earnings and healthy balance sheets. Outside the U.S., the European economy continued to slide toward recession as policymakers failed to craft a viable long-term solution to the Continent’s profound sovereign debt challenges. Economic growth in emerging markets remained relatively robust but slowed somewhat due to a combination of tighter monetary policies implemented to control inflation and weakness in major developed markets.

Volatility appeared to be the only constant in global equity markets during the six months since our last report as investors’ appetite for riskier assets waxed and waned with each news cycle. U.S. stocks fell across all market capitalization ranges, and sector performance was widely mixed. The economically sensitive financials and materials sectors fell sharply, while utilities, consumer staples, and health care—traditional safe havens in times of economic uncertainty—generated solid gains. Equities in non-U.S. markets trailed U.S. shares by a wide margin. Developed European markets recorded steep declines amid weakening economies and waning confidence in the Continent’s policymakers. Developed Asian markets generally held up better, but emerging markets equities performed worse as investors shed risk in light of slowing global economic growth.

In what many are calling “the year of the dividend,” dividend increases totaled $50.2 billion in 2011, and actual cash payments increased 16% over 2010, according to Standard & Poor’s. The number of companies that increased their dividend payments jumped 13% over 2010, with 1,953 of the roughly 7,000 publicly traded companies tracked by S&P announcing dividend increases in 2011 versus 1,729 in 2010. Only 101 companies decreased their dividend in 2011 compared with 145 in 2010. The average yield for paying issues was 2.80% at the end of the year, which looks quite attractive relative to the yields available on many fixed income investments. With payout rates of roughly 30% still well below the 52% historical average, dividends appear poised for another strong year in 2012 as corporations continue to report good cash flow and large cash reserves.

PORTFOLIO PERFORMANCE AND POSITIONING

Our holdings in the consumer discretionary sector registered some of the fund’s biggest gains for the year, and an overweight position boosted the fund’s results versus the S&P 500 Index. TJX, whose outlets include T.J.Maxx, Marshalls, and HomeGoods, enjoyed a nice run as customers recognized the company’s value proposition in a challenging economy. TJX continues to gain share in the retail space. Specialty retailer Bed Bath & Beyond and home improvement outlet Lowe’s also recorded solid gains as modest improvements in the labor and housing markets supported better consumer sentiment and spending. Starbucks, the largest coffee retailer in the world, was another standout performer on the heels of strong same-store sales at home and overseas. The company generates good free cash flow, which helps to drive increasing dividend payments and share repurchases. Lower coffee bean prices should contribute to robust profit margins in 2012. General Motors weighed on overall performance. Although a leaner cost structure and a shift to global platforms should benefit GM over the long term, the company is facing worsening conditions in the European market and a seasonal downturn in North American sales. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our holdings in the consumer staples sector also rose nicely, due in part to the sector’s traditional status as a safe haven during challenging economic times. Stock selection and an underweight allocation detracted from performance relative to the S&P 500 Index. Shares of tobacco giant Philip Morris International climbed as investors were attracted by its globally diversified revenue stream, low commodity exposure, and good pricing power. General Mills was another solid contributor, benefiting from its leading status in the relatively steady food business. Although rising grain prices are inflating production costs, the company has been able to pass the increases to consumers. Global beverage makers Coca-Cola and PepsiCo also registered good gains based on steady revenues in core markets and strong volume growth in several major developing markets. Avon’s share price declined by approximately 40% in 2011 amid a string of weaker-than-expected earnings reports and news that the SEC was probing the cosmetics company over charges of bribing foreign officials and improperly disclosing information to analysts. While Avon has been a frustrating holding for us, the company began searching for a new chief executive officer (CEO) in December, and we are hopeful that new management will execute on what we think is still a promising global franchise.

Our health care holdings also generated nice absolute gains, although stock selection detracted from relative performance. Investors favored the health care sector’s defensive qualities and attractive valuations and were less concerned about the impact of health care reform. Pharmaceutical firms are an area of focus for the fund, including positions in Merck, Johnson & Johnson, and Pfizer. Many major pharmaceuticals have been trading at attractive valuations for some time, due in part to the expiration of key patents and perceived lack of growth opportunities. Nevertheless, pharmaceutical companies tend to have strong cash flows and, in a dramatic shift, have adopted a more shareholder-friendly approach to capital deployment instead of a previous bias toward poor acquisitions. Pfizer was among the fund’s better overall performers. The company is focused on reducing costs, especially in its massive research and development budget. Management is also considering selling or spinning off pieces of the business where value is not being recognized, such as nutritionals and animal health. Also attractive to investors are the intriguing commercial prospects of several late-stage new medicines filed for approval with the FDA and management’s commitment to return capital to shareholders via dividend increases and share repurchases. WellPoint was another solid contributor. This managed care provider benefited from lower patient utilization of health care services, relieving additional pressure on operating margins from changes due to health care reform. The health care equipment and supplies industry weighed on returns, with Baxter International; C.R. Bard; and Becton, Dickinson & Company among the weaker performers. Reform initiatives in the U.S. and austerity measures in Europe clearly are having a negative impact on the sector, and a soft economy is also hurting results. However, we see pent-up demand in parts of the health care sector, which should benefit from an increase in medical procedures as the economy recovers and job growth resumes. We initiated a position in Quest Diagnostics, which should also benefit from increased health care utilization. Similar to Avon, Quest is a company where new leadership—a CEO search is currently under way—could greatly improve profitability and bring it closer to other industry leaders.

Our energy stocks lagged the broader market, and unfavorable stock selection weighed on the fund’s relative performance. Sector performance was particularly strong in the latter half of the year as signs of continued global economic growth and renewed tensions with Iran over its nuclear program and threats to stop oil shipments through the Strait of Hormuz contributed to higher oil prices. El Paso Corporation was the fund’s second-best contributor for the year. El Paso executed a successful turnaround in its oil and gas production operations and has an attractive suite of midstream assets. Others obviously recognized value in the company, and its share price nearly doubled after Kinder Morgan announced its intent to acquire the firm. We subsequently trimmed our El Paso holdings on strength and invested the proceeds in Williams Companies, another pipeline and energy infrastructure company poised to benefit from a resurgence of drilling activity in the U.S. ExxonMobil and Royal Dutch Shell also posted strong gains. Schlumberger, a leading oil services company and longtime holding, has been volatile. However, we are impressed with the company’s new CEO and remain optimistic about its future prospects.

Fund holdings in the information technology sector declined modestly overall. However, our IT services stocks performed well. Visa, a global payment network, reported impressive transaction volume growth, particularly in areas outside the U.S. An increase in consumer spending leading into the holiday season also helped the stock outperform. Shares of Accenture rose this year as revenue and earnings exceeded expectations. Its consulting business remains strong, outsourcing bookings have increased, and management raised guidance for 2012. The company has a strong balance sheet and cash flow generation, allowing for a consistent return of cash to shareholders. Apple turned in another good year despite the passing of its iconic founder, Steve Jobs. Apple continues to produce innovative new products, including tablets, mobile phones, and personal computers, that are in high demand and can drive strong revenue and earnings growth. Communications equipment maker Juniper Networks declined for the year. At midyear, investors were concerned about weakness in the firm’s enterprise business and the possibility of a negative impact in its supply chain from the Japanese earthquake. Juniper gained ground later in the year, though, and we believe the firm is poised to benefit from secular growth trends in Internet traffic.

The fund’s industrials and business services stocks declined modestly overall. Shares of engineering and construction firm McDermott International fell sharply in the second half of 2011 due in part to disappointing results and a less-than-robust outlook. Poor execution and a handful of problem projects are largely to blame for the decline. United Technologies fell amid investor concerns about the company’s acquisition of aerospace product supplier Goodrich at a substantial premium. While we are not pleased with the price paid for Goodrich, it is a good asset, and United Technologies historically has done a good job integrating acquisitions and eliminating duplicate costs. W. W. Grainger, an industrial distributor, continues its track record of terrific execution and profitability, and the company remains positioned for above-average growth in an economic recovery.

Our financials shares fell sharply as weak loan demand, low interest rates, and burdensome capital requirements contributed to a tough earnings growth environment. We are more optimistic about financials stocks as we enter 2012 amid signs of U.S. economic stability and indications that the housing market may be headed toward recovery. International property and casualty insurance broker Aon benefited from a healthy recovery in its core insurance brokerage business. In addition, the company continues to buy back stock. It was a tough operating environment for commercial banks, and fund holdings Wells Fargo and Suntrust were not immune. U.S. Bancorp, however, outperformed its peers. It has one of the best excess capital positions in the industry, is gaining market share, and has a best-in-class management team that should help it weather the difficult legal, economic, and regulatory environments. However, these bright spots were unable to overcome weakness in other portions of the financials sector. Market-sensitive firms Goldman Sachs, Morgan Stanley, and Franklin Resources all weighed on returns. Dividends have started to resume in the financials sector, and the companies that we own should continue to lead the recovery given their solid capital positions.

Elsewhere in the portfolio, our utilities holdings generated good absolute gains for the 12-month period, due largely to heightened risk aversion in the latter half of the year. Shares of Duke Energy and PP&L generated good gains as investors bid up the price of utilities and defensive stocks in the face of market volatility. Entergy was another solid performer. Entergy is one of the nation’s largest regulated public utilities and possesses a superior merchant power business with low-cost nuclear generation capacity. The company operates in favorable power markets and has a strong management team with a history of returning value to shareholders. Weak power demand and low natural gas prices have weighed on the stock, but the utility generates steady cash flow and stands to benefit as natural gas prices recover. Although our utilities stocks performed well, we continue to see better opportunities elsewhere, and the sector remains a small percentage of the fund’s overall portfolio.

OUTLOOK

We expect market volatility to remain high in the face of ongoing economic and political uncertainties in the world’s developed and emerging markets. In the U.S., we anticipate a low-growth economic environment rather than outright recession. A difficult housing market, persistently high unemployment, household budget deleveraging, and fiscal retrenchment at the local, state, and federal levels should continue to dampen the recovery. Strains in European credit markets may also weigh on U.S. economic growth as eurozone policymakers attempt to tackle unsustainable government debt while maintaining the monetary union. At the same time, policymakers in emerging markets are walking a fine line as they try to safeguard economic growth and contain inflation. On the plus side, corporate earnings are growing despite the relatively weak economy, and balance sheets appear strong. Profit margins have been buoyed by widespread caution in hiring and capital expenditures. With already low stock valuations, we expect markets to benefit once we achieve some clarity on viable long-term resolutions to these various issues. Importantly, downside support is compelling given low valuations that include appealing dividend yields, which are higher in many instances than government bond rates.

In an uneven economic environment, finding attractive long-term investment opportunities will depend on strong fundamental research, disciplined security selection, and careful attention to risk. These attributes have always formed the core of our investment approach, and we believe they will continue to add value for shareholders over the long term.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

January 24, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/11 |
| --- | --- |
| Danaher | 2.8% |
| American Tower | 2.7 |
| ExxonMobil | 2.7 |
| Schlumberger | 2.2 |
| TJX | 2.2 |
| Google | 1.8 |
| Wal-Mart | 1.8 |
| Procter & Gamble | 1.6 |
| WellPoint | 1.6 |
| Microsoft | 1.6 |
| 3M | 1.6 |
| Visa | 1.5 |
| Dollar General | 1.5 |
| Kohl's | 1.5 |
| AT&T | 1.5 |
| Royal Dutch Shell | 1.5 |
| Aon | 1.5 |
| U.S. Bancorp | 1.5 |
| McKesson | 1.4 |
| Amazon.com | 1.4 |
| Johnson & Johnson | 1.4 |
| Lowe's | 1.4 |
| JPMorgan Chase | 1.4 |
| Spectra Energy | 1.4 |
| Fiserv | 1.3 |
| Total | 42.8% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 99.0%** | | |
| **CONSUMER DISCRETIONARY 14.7%** | | |
| **Automobiles 0.2%** | | |
| General Motors (1)(2) | 133,600 | 2,708 |
| | | 2,708 |
| **Hotels, Restaurants & Leisure 3.5%** | | |
| Marriott, Class A | 287,789 | 8,395 |
| Starbucks | 235,000 | 10,813 |
| Wynn Resorts | 72,100 | 7,966 |
| Yum! Brands | 177,800 | 10,492 |
| | | 37,666 |
| **Household Durables 0.6%** | | |
| Lennar, Class A (1) | 323,500 | 6,357 |
| | | 6,357 |
| **Internet & Catalog Retail 1.4%** | | |
| Amazon.com (2) | 88,700 | 15,354 |
| | | 15,354 |
| **Media 1.2%** | | |
| DIRECTV (2) | 107,600 | 4,601 |
| Time Warner | 216,666 | 7,830 |
| | | 12,431 |
| **Multiline Retail 3.0%** | | |
| Dollar General (2) | 395,400 | 16,267 |
| Kohl's | 326,700 | 16,122 |
| | | 32,389 |
| **Specialty Retail 4.8%** | | |
| Bed Bath & Beyond (2) | 227,400 | 13,182 |
| Lowe's | 584,300 | 14,830 |

| | | |
|---|---|---|
| **ENERGY 12.9%** | | |
| **Energy Equipment & Services 3.1%** | | |
| Baker Hughes | 202,100 | 9,830 |
| Schlumberger | 345,861 | 23,626 |
| | | 33,456 |
| **Oil, Gas & Consumable Fuels 9.8%** | | |
| CONSOL Energy | 161,400 | 5,923 |
| Devon Energy | 164,900 | 10,224 |
| El Paso Corporation | 119,800 | 3,183 |
| ExxonMobil (1) | 345,400 | 29,276 |
| Murphy Oil | 216,600 | 12,073 |
| Royal Dutch Shell, ADR | 217,500 | 15,897 |
| Spectra Energy | 478,600 | 14,717 |
| Total, ADR | 148,400 | 7,585 |
| Williams Companies | 166,400 | 5,495 |
| | | 104,373 |
| Total Energy | | 137,829 |
| **FINANCIALS 14.1%** | | |
| **Capital Markets 3.0%** | | |
| Franklin Resources | 99,600 | 9,568 |
| Goldman Sachs | 48,600 | 4,395 |
| Invesco | 397,600 | 7,988 |
| Morgan Stanley | 193,800 | 2,932 |
| State Street | 172,700 | 6,961 |
| | | 31,844 |
| **Commercial Banks 2.7%** | | |
| SunTrust | 284,400 | 5,034 |
| U.S. Bancorp | 581,700 | 15,735 |

| | | |
|---|---|---|
| Wells Fargo | 292,800 | 8,069 |
| | | 28,838 |
| **Diversified Financial Services 2.4%** | | |
| Bank of America | 426,200 | 2,370 |
| JPMorgan Chase | 445,600 | 14,816 |
| Moody's (1) | 251,100 | 8,457 |
| | | 25,643 |
| **Insurance 3.3%** | | |
| Aon | 338,700 | 15,851 |
| MetLife (1) | 183,300 | 5,715 |
| Willis Group Holdings | 347,700 | 13,491 |
| | | 35,057 |
| **Real Estate Investment Trusts (REITs) 2.7%** | | |
| American Tower REIT, Class A | 490,300 | 29,423 |
| | | 29,423 |
| Total Financials | | 150,805 |
| **HEALTH CARE 14.1%** | | |
| **Biotechnology 1.1%** | | |
| Amgen | 185,100 | 11,885 |
| | | 11,885 |
| **Health Care Equipment & Supplies 3.5%** | | |
| Baxter International | 153,000 | 7,570 |
| Becton, Dickinson & Company (1) | 125,000 | 9,340 |
| C. R. Bard | 101,000 | 8,636 |
| Covidien | 253,300 | 11,401 |
| | | 36,947 |
| **Health Care Providers & Services 5.4%** | | |
| Express Scripts (2) | 220,300 | 9,845 |

| | | |
|---|---|---|
| Henry Schein (1)(2) | 168,700 | 10,869 |
| McKesson | 198,300 | 15,450 |
| Quest Diagnostics (1) | 83,900 | 4,871 |
| WellPoint | 258,800 | 17,146 |
| | | 58,181 |
| **Pharmaceuticals 4.1%** | | |
| Johnson & Johnson (1) | 230,000 | 15,083 |
| Merck | 341,200 | 12,863 |
| Pfizer | 292,582 | 6,332 |
| Teva Pharmaceutical, ADR | 246,800 | 9,961 |
| | | 44,239 |
| Total Health Care | | 151,252 |
| **INDUSTRIALS & BUSINESS SERVICES 12.2%** | | |
| **Aerospace & Defense 2.6%** | | |
| Boeing | 139,600 | 10,240 |
| Precision Castparts | 46,800 | 7,712 |
| United Technologies | 135,300 | 9,889 |
| | | 27,841 |
| **Air Freight & Logistics 1.8%** | | |
| Expeditors International of Washington | 214,800 | 8,798 |
| UPS, Class B | 148,600 | 10,876 |
| | | 19,674 |
| **Commercial Services & Supplies 0.7%** | | |
| Republic Services | 251,600 | 6,932 |
| | | 6,932 |
| **Electrical Equipment 0.5%** | | |
| Babcock & Wilcox (2) | 226,150 | 5,459 |
| | | 5,459 |

| | | |
|---|---|---|
| **Industrial Conglomerates 4.9%** | | |
| 3M | 203,500 | 16,632 |
| Danaher | 643,000 | 30,247 |
| McDermott International (2) | 493,300 | 5,678 |
| | | 52,557 |
| **Machinery 1.2%** | | |
| Illinois Tool Works (1) | 189,500 | 8,851 |
| Ingersoll-Rand | 140,000 | 4,266 |
| | | 13,117 |
| **Trading Companies & Distributors 0.5%** | | |
| W. W. Grainger | 27,900 | 5,223 |
| | | 5,223 |
| Total Industrials & Business Services | | 130,803 |
| **INFORMATION TECHNOLOGY 15.1%** | | |
| **Communications Equipment 2.0%** | | |
| Cisco Systems | 309,600 | 5,598 |
| Juniper Networks (2) | 410,300 | 8,374 |
| Qualcomm | 130,900 | 7,160 |
| | | 21,132 |
| **Computers & Peripherals 1.2%** | | |
| Apple (2) | 33,000 | 13,365 |
| | | 13,365 |
| **Internet Software & Services 2.2%** | | |
| Facebook, Class A, Acquisition Date: 12/29/11 Acquisition Cost $332 (2)(3) | 12,200 | 380 |
| Facebook, Class B, Acquisition Date: 3/31 – 5/19/11 Acquisition Cost $3,554 (2)(3) | 142,120 | 4,427 |
| Google, Class A (2) | 29,500 | 19,054 |
| | | 23,861 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Growth & Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $6,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $921,000 for the year ended December 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2011, the value of cash collateral investments was $44,200,000, and the value of loaned securities was $42,907,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $99,631,000 and $141,184,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, totaled $12,516,000 and $11,078,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. All or a portion of the fund’s capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2011, the fund utilized $25,224,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of December 31, 2011, expire as follows: $79,955,000 in fiscal 2017; $364,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $95,000 for Price Associates; $833,000 for T. Rowe Price Services, Inc.; and $244,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Growth & Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth & Income Fund, Inc. (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $12,615,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $12,615,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1982

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Growth &
Income Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Thomas J. Huber, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David L. Rowlett, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Analyst and Portfolio
Manager, Neuberger Berman (to 2008)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012